Commitments and Contingencies	5 Months Ended	6 Months Ended
	Dec. 31, 2016	Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
12.  Commitments and Contingencies

From time to time, the Company may be subject to claims and litigation arising in the ordinary course of business.  The Company is not currently a party to any legal proceedings that it believes would reasonably be expected to have a material adverse effect on the Company’s business, financial condition or results of operations.

The Company may have a liability for additional state franchise taxes payable in the amount of approximately $44,000, plus interest at 18% per annum, for the years 2008-2014. Because of state statutory provisions, the underpaid amount will only be due once assessed and demanded by the state.  The tax liability and associated interest has not been included as an accrued liability because management has determined that the likelihood of the state making the assessment is low.  Depending on circumstances, management may change its estimate of the probability of an assessment and establish either an accrual or record a payment for the tax liability if assessed.

12.  Commitments and Contingencies

From time to time, the Company may be subject to claims and litigation arising in the ordinary course of business.  The Company is not currently a party to any legal proceedings that it believes would reasonably be expected to have a material adverse effect on the Company’s business, financial condition or results of operations.

On a select basis, the Company has provided revenue share guarantees to certain publishers that transition their publishing operations from another platform to theMaven.net. These arrangements generally guarantee the publisher a monthly amount of income for a period of 24 months from inception of the publisher contract that is the greater of (a) fixed monthly minimum, or (b) the calculated earned revenue share. To the extent that the fixed monthly minimum paid exceeds the earned revenue share (defined as an Over Advance) in any month during the first 24 months, then the Company may recoup the aggregate Over Advance that was expensed in the first 24 months during months 25 to 36 of the publisher contract to the extent that the earned revenue share exceeds the monthly minimum in those future months. As of June 30, 2017, the aggregate commitment is $862,000 and the Over Advance contingent amount that the Company may recoup is $98,000. The following table shows the aggregate commitment by year:

Commitment
2017	$240,000
2018	480,000
2019	142,000
$862,000

The Company may have a liability for additional state franchise taxes in the amount of approximately $44,000, plus interest at 18% per annum for certain annual periods prior to 2014. Because of state statutory provisions, the underpaid amount will only be due once assessed and demanded by the state.  The tax liability and associated interest has not been included as an accrued liability because management has determined that the likelihood of the state making the assessment is low.  Depending on circumstances, management may change its estimate of the probability of an assessment and establish either an accrual or record a payment for the tax liability if assessed.